UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

DIODES INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	002-25577	95-2039518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4949 Hedgcoxe Road, Suite 200
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 987-3900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.66 2/3	DIOD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Results of the Annual Meeting

Diodes Incorporated (the “Company”) submitted the following matters to a vote of its security holders at its 2024 annual meeting of stockholders on May 29, 2024, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on April 19, 2024: (1) the election of seven persons to the Board of Directors of the Company (the Board”), each to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified; (2) the approval, on an advisory basis, of the Company’s executive compensation; and (3) the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

The results set forth below represent the final voting results as certified by the Inspector of Elections.

1. Election of Directors:

The stockholders elected the following seven directors: Elizabeth Bull, Angie Chen Button, Warren Chen, Robert E. Feiger, Keh-Shew Lu, Christina Wen-Chi Sung and Gary Yu. The final results of the number of votes cast for and withheld, as well as the number of broker non-votes, as to each nominee for the Board are as follows:

Elizabeth Bull	For:	40,989,134.41
	Withhold:	1,198,624.00
	Broker Non-Votes:	1,818,942.10

Angie Chen Button	For:	41,153,007.41
	Withhold:	1,034,751.00
	Broker Non-Votes:	1,818,942.10

Warren Chen	For:	41,260,656.41
	Withhold:	927,102.00
	Broker Non-Votes:	1,818,942.10

Robert E. Feiger	For:	42,046,693.41
	Withhold:	141,065.00
	Broker Non-Votes:	1,818,942.10

Keh-Shew Lu	For:	40,111,721.41
	Withhold:	2,069,900.00
	Broker Non-Votes:	1,825,079.10

Christina Wen-Chi Sung	For:	40,953,647.41
	Withhold:	1,234,111.00
	Broker Non-Votes:	1,818,942.10

Gary Yu	For:	41,653,970.41
	Withhold:	533,788.00
	Broker Non-Votes:	1,818,942.10

2. Approval of Executive Compensation:

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the approval of the compensation of the Company’s named executive officers on an advisory basis are as follows:

For:	41,191,153.77
Against:	961,118.65
Abstain:	35,486.00
Broker Non-Votes:	1,818,942.10

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The final results of the number of votes cast for and against, as well as the number of abstentions and broker non-votes, as to the ratification of the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 are as follows:

For:	42,299,587.51
Against:	1,690,905.00
Abstain:	16,208
Broker Non-Votes:	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2024	DIODES INCORPORATED

	By	/s/ Brett R. Whitmire
Brett R. Whitmire
Chief Financial Officer